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                                                        EXHIBIT (10)(oo)





                      THE REYNOLDS AND REYNOLDS COMPANY
                     RETIREE MEDICAL SAVINGS ACCOUNT PLAN





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                              TABLE OF CONTENTS


                                   PREAMBLE


                                                       ARTICLE I
                                                      DEFINITIONS


1.1         PLAN DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
1.2         INTERPRETATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

                                                       ARTICLE II
                                                         SERVICE

2.1         DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
2.2         CREDITING OF HOURS OF SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
2.3         CREDITING OF CONTINUOUS SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
2.4         ELIGIBILITY SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
2.5         VESTING SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

                                                       ARTICLE III
                                                       ELIGIBILITY

3.1         ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
3.2         EMPLOYMENT CLASSIFICATION REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
3.3         TRANSFERS OF EMPLOYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
3.4         REEMPLOYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
3.5         NOTIFICATION CONCERNING NEW ELIGIBLE EMPLOYEES  . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
3.6         BINDING EFFECT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

                                                       ARTICLE IV
                                                 EMPLOYER CONTRIBUTIONS

4.1         CONTRIBUTION PERIOD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
4.2         EMPLOYER CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
4.3         ALLOCATION OF EMPLOYER CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
4.4         VERIFICATION OF AMOUNT OF EMPLOYER CONTRIBUTIONS BY THE ADMINISTRATOR . . . . . . . . . . . . . . . .   10
4.5         PAYMENT OF EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
4.6         ELIGIBILITY TO PARTICIPATE IN ALLOCATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
4.7         VESTING OF EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
4.8         ELECTION OF FORMER VESTING SCHEDULE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
4.9         VESTING AFTER A CHANGE OF CONTROL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
4.10        FORFEITURES TO REDUCE EMPLOYER CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12





                                      (i)
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
                                                        ARTICLE V
                                              LIMITATIONS ON CONTRIBUTIONS

5.1         DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
5.2         CODE SECTION 415 LIMITATIONS ON CREDITING OF CONTRIBUTIONS AND FORFEITURES  . . . . . . . . . . . . . .   13
5.3         COVERAGE UNDER OTHER QUALIFIED DEFINED CONTRIBUTION PLAN  . . . . . . . . . . . . . . . . . . . . . . .   14
5.4         COVERAGE UNDER QUALIFIED DEFINED BENEFIT PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
5.5         SCOPE OF LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

                                                       ARTICLE VI
                                            TRUST FUNDS AND SEPARATE ACCOUNTS

6.1         GENERAL FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
6.2         APPOINTMENT OF INVESTMENT MANAGERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
6.3         INCOME ON TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
6.4         SEPARATE ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16

                                                       ARTICLE VII
                                         DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

7.1         DEPOSIT OF CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

                                                      ARTICLE VIII
                                         CREDITING AND VALUING SEPARATE ACCOUNTS

8.1         CREDITING SEPARATE ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
8.2         VALUING SEPARATE ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
8.3         PLAN VALUATION PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
8.4         FINALITY OF DETERMINATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
8.5         NOTIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19

                                                       ARTICLE IX
                                      TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

9.1         TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
9.2         SEPARATE ACCOUNTING FOR NON-VESTED AMOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
9.3         DISPOSITION OF NON-VESTED AMOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
9.4         RECREDITING OF FORFEITED AMOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

                                                        ARTICLE X
                                                      DISTRIBUTIONS

10.1        DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
10.2        DISTRIBUTIONS TO BENEFICIARIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
10.3        CASH OUTS AND PARTICIPANT CONSENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
10.4        REQUIRED COMMENCEMENT OF DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
10.5        REEMPLOYMENT OF A PARTICIPANT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
10.6        RESTRICTIONS ON ALIENATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23





                                      (ii)

10.7        FACILITY OF PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
10.8        INABILITY TO LOCATE PAYEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

                                                       ARTICLE XI
                                                     FORM OF PAYMENT

11.1        FORM OF PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

                                                       ARTICLE XII
                                                      BENEFICIARIES

12.1        DESIGNATION OF BENEFICIARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
12.2        SPOUSAL CONSENT REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26

                                                      ARTICLE XIII
                                                     ADMINISTRATION

13.1        AUTHORITY OF THE COMMITTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
13.2        ACTION OF THE COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
13.3        CLAIMS REVIEW PROCEDURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
13.4        QUALIFIED DOMESTIC RELATIONS ORDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
13.5        RESPONSIBILITIES OF THE SPONSOR, THE COMMITTEE, AND THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . .   29
13.6        INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
13.7        ACTIONS BINDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29

                                                       ARTICLE XIV
                                                AMENDMENT AND TERMINATION

14.1        AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
14.2        LIMITATION ON AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
14.3        LIMITATION ON AMENDMENT FOLLOWING A CHANGE OF CONTROL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
14.4        TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
14.5        DEFINITION OF CHANGE IN CONTROL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
14.6        REORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
14.7        WITHDRAWAL OF AN EMPLOYER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33

                                                       ARTICLE XV
                                               ADOPTION BY OTHER ENTITIES

15.1        ADOPTION BY RELATED COMPANIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
15.2        EXTENSION OF COVERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
15.3        EFFECTIVE PLAN PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34

                                                       ARTICLE XVI
                                                MISCELLANEOUS PROVISIONS

16.1        NO COMMITMENT AS TO EMPLOYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
16.2        BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
16.3        NO GUARANTEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
16.4        EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35





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
16.5        PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
16.6        DUTY TO FURNISH INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
16.7        WITHHOLDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
16.8        MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
16.9        BACK PAY AWARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
16.10       CONDITION ON EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
16.11       RETURN OF CONTRIBUTIONS TO AN EMPLOYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
16.12       VALIDITY OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
16.13       TRUST AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
16.14       PARTIES BOUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
16.15       APPLICATION OF CERTAIN PLAN PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
16.16       LEASED EMPLOYEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
16.17       TRANSFERRED FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38

                                                      ARTICLE XVII
                                                  TOP-HEAVY PROVISIONS

17.1        DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
17.2        APPLICABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
17.3        MINIMUM EMPLOYER CONTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
17.4        ADJUSTMENTS TO SECTION 415 LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
17.5        ACCELERATED VESTING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43

                                                      ARTICLE XVIII
                                                        ROLLOVERS

18.1        ROLLOVER REQUIREMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
18.2        DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44

                                                       ARTICLE XIX
                                                     EFFECTIVE DATE

19.1        EFFECTIVE DATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46





                                      (iv)
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                                    PREAMBLE


The Plan established hereunder, to be known as The Reynolds and Reynolds Company Retiree Medical Savings Account Plan, is intended to qualify as a profit-sharing plan under Section 401(a) of the Code. The Plan is intended to be and shall be a profit-sharing plan for all purposes under the Code and under ERISA notwithstanding the fact that there is no requirements that an Employer have profits or current or accumulated net earnings for any Plan Year or Contribution Period in order to make an Employer Contribution to the Plan for such Plan Year or Contribution Period. The Plan is established and maintained for the exclusive benefit of eligible Employees and their beneficiaries.

                                   ARTICLE I
                                  DEFINITIONS


1.1         PLAN DEFINITIONS

As used herein, the following words and phrases have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:

The "ADMINISTRATOR" means the Committee, but in the event there is no Committee, the "Administrator" means the Sponsor.

The "BENEFICIARY" of a Participant means the person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire interest under the Plan.

The "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "COMMITTEE" means The Reynolds and Reynolds Company Retiree Medical Savings Account Plan Committee, as described in Article XIII, which shall consist of those persons who from time to time constitute the persons serving on The Reynolds and Reynolds Company 401(k) Savings Plan Committee, aka The Reynolds and Reynolds Company Tax Deferred Savings and Protection Plan Committee, unless the Sponsor appoints a different group of persons to serve as the Committee.

A "CONTRIBUTION PERIOD" means the period specified in Article IV for which Employer Contributions shall be made.

A "DISABLED EMPLOYEE" means any person (a) who is receiving long term disability benefits from an Employer, and (b)(i) who was an Eligible Employee as of the date he last performed services for an Employer, or (ii) who last performed services for an Employer prior to the effective date of this Plan (or prior to the date such Employer adopted the Plan, if later), but would have been considered an Eligible Employee if the Plan had first become effective (or his Employer had first adopted the Plan) on the date he last performed services for an Employer, determined without regard to such Employee's or Former Employee's Eligibility Service.

An "ELIGIBLE EMPLOYEE" means any Employee or any Disabled Employee who has met the eligibility requirements of Article III.

The "ELIGIBILITY SERVICE" of an Employee or a Disabled Employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his eligibility to participate in the Plan as may be required under Article III.

An "EMPLOYEE" means any common law employee of an Employer or of a Related Company or a person who is a "leased-employee" as defined in Section 16.16.

An "EMPLOYER" means the Sponsor and any entity which has adopted the Plan as may be provided under Article XV.

An "EMPLOYER CONTRIBUTION" means the amount that an Employer contributes to the Plan in accordance with Article IV.

An "ENROLLMENT DATE" means the first day of each Plan Year.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

The "GENERAL FUND" means a Trust Fund established by the Trustee as required to hold and administer any assets of the Trust.

An "HOUR OF SERVICE" with respect to an Employee or a Disabled Employee means each hour, if any, that may be credited to him in accordance with the provisions of Article II.

The "NORMAL RETIREMENT DATE" of an Employee or a Disabled Employee means the date he attains age 65.

A "PARTICIPANT" means any Employee, former Employee, Disabled Employee, or former Disabled Employee who has a Separate Account in the Trust.

The "PLAN" means The Reynolds and Reynolds Company Retiree Medical Savings Account Plan, as from time to time in effect.

A "PLAN YEAR" means the 12-consecutive-month period ending September 30, 1994 and each 12-consecutive-month period thereafter.

A "RELATED COMPANY" means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Section 414 of the Code, but only with respect to the period during which it would be aggregated.

A "SEPARATE ACCOUNT" means the account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust, as provided in Article VI.

The "SETTLEMENT DATE" of a Participant means the date on which a Participant's interest under the Plan becomes distributable in accordance with Article X.

The "SPONSOR" means The Reynolds and Reynolds Company, and any successor thereto.

The "TRUST" means the trust maintained by the Trustee under the Trust
Agreement.

The "TRUST AGREEMENT" means the agreement entered into between the Sponsor and the Trustee relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto and shall include any agreement establishing a custodial account, an annuity contract, or an insurance contract (other than a life, health or accident, property, casualty, or liability insurance contract) for the investment of assets if the custodial account or contract would, except for the fact that it is not a trust, constitute a qualified trust under Section 401 of the Code.

The "TRUSTEE" means the trustee or any successor trustee which at the time shall be designated, qualified, and acting under the Trust Agreement and shall include any insurance company that issues an annuity or insurance contract pursuant to the Trust Agreement or any person holding assets in a custodial account pursuant to the Trust Agreement.

A "TRUST FUND" means any fund established under the Trust by the Trustee.

A "VALUATION DATE" means the last day of each Plan Year and any other date or dates designated by the Administrator and communicated in writing to the Trustee for the purpose of valuing the General Fund and adjusting Separate Accounts hereunder.

The "VESTING SERVICE" of an Employee or a Disabled Employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his vested interest in his Separate Account.

1.2         INTERPRETATION

Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

                                   ARTICLE II
                                    SERVICE


2.1         DEFINITIONS

For purposes of this Article, the following terms have the following meanings:

(a) The "continuous service" of an Employee or a Disabled Employee means the service credited to him in accordance with the provisions of Section 2.3 of the Plan.

(b) The "employment commencement date" of an Employee or a Disabled Employee means the date he first completes an Hour of Service.

(c) A "maternity/paternity absence" means a person's absence from employment with an Employer or a Related Company because of the person's pregnancy, the birth of the person's child, the placement of a child with the person in connection with the person's adoption of the child, or the caring for the person's child immediately following the child's birth or adoption. A person's absence from employment will not be considered a maternity/paternity absence unless the person furnishes the Administrator such timely information as may reasonably be required by the Administrator to establish that the absence was for one of the purposes enumerated in this paragraph and to establish the number of days of absence attributable to such purpose.

(d) The "reemployment commencement date" of an Employee or a Disabled Employee means the first date following a severance date on which he again completes an Hour of Service.

(e) The "severance date" of an Employee means the earlier of (i) the date on which he retires, dies, or his employment with an Employer and all Related Companies is otherwise terminated, or (ii) the first anniversary of the first date of a period during which he is absent from work with an Employer and all Related Companies for any other reason; provided, however, that if he terminates employment with or is absent from work with an Employer and all Related Companies on account of service with the armed forces of the United States, he shall not incur a severance date if he returns to employment with an Employer or a Related Company within the period during which he retains employment rights pursuant to Federal law. The "severance date" of a Disabled Employee means the date he ceases to be paid long term disability benefits from an Employer and he does not return to employment with an Employer or any Related Company.

2.2         CREDITING OF HOURS OF SERVICE

An Employee or a Disabled Employee shall be credited with an Hour of Service for each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer or any Related Company.

2.3         CREDITING OF CONTINUOUS SERVICE

An Employee or a Disabled Employee shall be credited with continuous service for the aggregate of the periods of time between his employment commencement date or any reemployment commencement date and the severance date that next follows such employment commencement date or reemployment commencement date; provided, however, that an Employee or a Disabled Employee who has a reemployment commencement date within the 12-consecutive-month period following the earlier of the first date of his absence or his severance date shall be credited with continuous service for the period between such severance date and reemployment commencement date.

2.4         ELIGIBILITY SERVICE

Eligibility Service shall be determined in accordance with the following provisions:

(a) An Employee or a Disabled Employee shall be credited with Eligibility Service equal to his period of continuous service.

(b) Notwithstanding the provisions of paragraph (a), continuous service completed by an Employee or a Disabled Employee prior to a severance date shall not be included in determining the Employee's or a Disabled Employee's Eligibility Service unless (1) the Employee or a Disabled Employee has a reemployment commencement date within the 12-consecutive-month period following the severance date, (2) the Employee or Disabled Employee had a nonforfeitable right to any portion of his Separate Account as of the severance date, or (3) the period of time between the severance date and the Employee's or a Disabled Employee's reemployment commencement date is less than the greater of five years or his period of continuous service determined as of the severance date; provided, however, that solely for purposes of applying this paragraph, if a person is on a maternity/paternity absence beyond the first anniversary of the first day of such absence, his severance date shall be the second anniversary of the first day of such maternity/paternity absence.

(c) For purposes of determining Eligibility Service only, an Employee's employment with Coin, Inc. shall be treated as continuous service with an Employer to the extent such employment with Coin, Inc. would have been continuous service under the Plan had it been employment with an Employer.

2.5         VESTING SERVICE

Years of Vesting Service shall be determined in accordance with the following provisions:

(a) An Employee or a Disabled Employee shall be credited with years of Vesting Service equal to his period of continuous service.

(b) Notwithstanding the provisions of paragraph (a), the following periods of continuous service shall not be included in determining an Employee's or a Disabled Employee's years of Vesting Service:

            (i) continuous service completed by the Employee or the Disabled Employee prior to a severance date unless (1) the Employee or the Disabled Employee has a reemployment commencement date within the 12-consecutive-month period following the severance date, (2) the Employee or the Disabled Employee had a nonforfeitable right to any portion of his Separate Account as of the severance date, or (3) the period of time between the severance date and his reemployment commencement date is less than the greater of five years or his period of continuous service determined as of the severance date; provided, however, that solely for purposes of applying this subparagraph, if a person is on a maternity/paternity absence beyond the first anniversary of the first day of such absence, his severance date shall be the second anniversary of the first day of such maternity/paternity absence; and

            (ii) continuous service completed by an Employee or a Disabled Employee prior to October 1, 1993.

                                  ARTICLE III
                                  ELIGIBILITY


3.1         ELIGIBILITY

Each person who is an Employee or a Disabled Employee, has attained age 20 1/2, has completed six full calendar months of Eligibility Service, and meets the employment classification requirements set forth in Section 3.2 on October 1, 1993 shall become an Eligible Employee as of October 1, 1993. Each other Employee or Disabled Employee shall become an Eligible Employee as of the Enrollment Date next following the date on which he has attained age 20 1/2 and completed six full calendar months of Eligibility Service, provided that he meets the employment classification requirements set forth in Section 3.2 as of such Enrollment Date.

3.2         EMPLOYMENT CLASSIFICATION REQUIREMENTS

An Employee or a Disabled Employee is in an eligible employment classification unless he is:

                        (a) A nonresident alien who receives no earned income from an Employer or a Related Company (within the meaning of section 911(b) of the Code) that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code);

                        (b) A person who is not covered by The Reynolds and Reynolds Flexible Benefits Plan;

                        (c) An Employee hired for a specific project of limited duration.

                        (d) An Employee of a Related Company, or a Disabled Employee who last performed services for a Related Company;

                        (e) An Employee of an Employer at a plant, division, or other business operation to which coverage has not been extended by such Employer;

                        (f) A Disabled Employee who last performed services for an Employer at a plant, division, or other business operation to which coverage has not been extended by such Employer; or

                        (g)  A leased employee.

3.3         TRANSFERS OF EMPLOYMENT

If a person is transferred directly from employment with an Employer or with a Related Company in a capacity other than as an Eligible Employee to employment as an Eligible Employee, he shall become an Eligible Employee beginning effective as of the date he is so transferred if prior to an Enrollment Date preceding such transfer date he has met the minimum age (20 1/2 years) and service (six months) requirements of Section 3.1. Otherwise, the eligibility of a person who is so transferred shall be determined in accordance with Sections 3.1 and 3.2.

3.4         REEMPLOYMENT

If an Employer reemploys a person who previously experienced a termination of employment with an Employer and all Related Companies and who had been an Eligible Employee prior to his termination of employment, such person shall again become an Eligible Employee on the date he is reemployed despite not having satisfied the minimum service (six months) requirement of Section 3.1, provided that all other requirements of Sections 3.1 and 3.2 are satisfied. Otherwise, the eligibility of a person who previously experienced a termination of employment with an Employer and all Related Companies and who is reemployed by an Employer or a Related Company shall be determined in accordance with Sections 3.1 and 3.2 (or Section 3.3 if applicable).

3.5         NOTIFICATION CONCERNING NEW ELIGIBLE EMPLOYEES

Each Employer shall notify the Administrator as soon as practicable of persons becoming Eligible Employees as of any date.

3.6         BINDING EFFECT

Each Employee and Disabled Employee shall be bound by all the terms and conditions of the Plan and the Trust Agreement.

                                   ARTICLE IV
                             EMPLOYER CONTRIBUTIONS


4.1         CONTRIBUTION PERIOD

The Contribution Period for Employer Contributions under the Plan shall be each Plan Year.

4.2         EMPLOYER CONTRIBUTIONS

Each Employer may, in its discretion, make an Employer Contribution to the Plan for the Contribution Period in an amount determined by the Employer. Employer Contributions shall be reduced to the extent that the amount that would be allocated to any Participant's Separate Account for the Contribution Period if the limitations set forth in Section 5.2 of the Plan were not in effect exceeds the amount that may be allocated to such Participant's Separate Account after application of the limitations set forth in Section 5.2. The amount of any Employer Contribution to the Plan for a Contribution Period shall in no event exceed the amount that would be deductible in the Employer's taxable year that corresponds to such Contribution Period for purposes of federal taxes on income under Section 404 of the Code, and all Employer Contributions contributed shall be conditioned upon such deductibility.

4.3         ALLOCATION OF EMPLOYER CONTRIBUTIONS

Any Employer Contribution made by an Employer for a Contribution Period shall be allocated in equal shares (per capita) among all Eligible Employees during the Contribution Period who are eligible to participate in the allocation of Employer Contributions for the Contribution Period, as determined under Section
4.6. Notwithstanding the above, no allocation shall be made to a Participant's Separate Account in excess of the annual addition limitation described in
Section 5.2.

4.4         VERIFICATION OF AMOUNT OF EMPLOYER CONTRIBUTIONS BY THE
            ADMINISTRATOR

The Administrator shall verify the amount of Employer Contributions to be made by each Employer in accordance with the provisions of the Plan.

4.5         PAYMENT OF EMPLOYER CONTRIBUTIONS

Employer Contributions made for a Contribution Period shall be paid in cash to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for its taxable year which corresponds to the Plan Year.

4.6         ELIGIBILITY TO PARTICIPATE IN ALLOCATION

Each person who is an Eligible Employee at any time during the Contribution Period shall be eligible to participate in the allocation of Employer Contributions for the Contribution Period if he is an Eligible Employee on the last day of the Contribution Period; provided, however, that a person who is on a leave of absence on the last day of the Contribution Period from an Employer shall be considered to be an Eligible Employee on the last day of the Contribution Period if he was an Eligible Employee on the date he last performed services for an Employer, he last performed services for an Employer within six months prior to the last day of the Contribution Period, and his Employer approved of such leave of absence in writing for a period which includes the last day of the Contribution Period.

4.7         VESTING OF EMPLOYER CONTRIBUTIONS

A Participant's vested interest in his Separate Account shall be zero percent until the Participant has completed five years of Vesting Service at which time his vested interest in his Separate Account shall be 100 percent.

Notwithstanding the foregoing, if a Participant is an Employee or a Disabled Employee on his Normal Retirement Date or on the date he attains age 55 and is credited under The Reynolds and Reynolds Company Retirement Plan as in effect from time to time with 15 or more years of Service (as defined in The Reynolds and Reynolds Company Retirement Plan as in effect from time to time), his vested interest in his Separate Account shall be 100 percent.

4.8         ELECTION OF FORMER VESTING SCHEDULE

If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Separate Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Separate Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Separate Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Separate Account on the effective date of such an amendment shall not be less than his vested interest in his Separate Account immediately prior to the effective date of the amendment.

4.9         VESTING AFTER A CHANGE OF CONTROL

In the event of a "Change of Control of the Sponsor" (as defined in Section
14.5 hereof) occurring after the date of execution of this Plan, the vested interest in his Separate Account of each Participant who is then an Employee or Disabled Employee shall be 100 percent effective as of the date upon which such Change of Control of the Sponsor occurred.

4.10        FORFEITURES TO REDUCE EMPLOYER CONTRIBUTIONS

Notwithstanding any other provision of the Plan to the contrary, the amount of the Employer Contribution required under this Article for a Plan Year shall be reduced by the amount of any forfeitures occurring during the Plan Year as provided in Article IX.

                                   ARTICLE V
                          LIMITATIONS ON CONTRIBUTIONS


5.1         DEFINITIONS

For purposes of this Article, the following terms have the following meanings:

(a) The "annual addition" with respect to a Participant for a limitation year means the sum of the Employer Contributions and forfeitures allocated to his Separate Account for the limitation year (including any excess contributions that are distributed pursuant to this Article), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Sections 415(1)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year.

(b)         A "limitation year" means the calendar year.

5.2         CODE SECTION 415 LIMITATIONS ON CREDITING OF CONTRIBUTIONS AND
            FORFEITURES

Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) the greater of $30,000 or 25 percent of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code in effect for the limitation year or (ii) 25 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder. If the annual addition to the Separate Account of a Participant in any limitation year would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section, the amount of the annual addition shall be reduced to the extent necessary by reducing Employer Contributions and forfeitures otherwise allocable to the Participant's Separate Account for the limitation year.

No allocation shall be made to a Participant's Separate Account in excess of the annual addition limitation described above.

The amount of forfeitures that cannot be allocated for a limitation year because of the limitation of this Section shall be held unallocated in a suspense account established for the limitation year and shall be applied as an Employer Contribution for the next following limitation year (and succeeding limitation years, as necessary). If a suspense account is in existence at any time during a limitation year, all amounts in the suspense account must be allocated to Participants' Separate Accounts (subject to the limitations contained herein) before any further Employer Contributions may be made to the Plan. No suspense account established hereunder shall share in any increase or decrease in the net worth of the Trust. For purposes of this Article, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation (as defined in Section 415(c)(3) of the Code and regulations issued thereunder), a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any Participant under the limits of
Section 415 of the Code, or other limited facts and circumstances that justify the availability of the provisions set forth above.

5.3         COVERAGE UNDER OTHER QUALIFIED DEFINED CONTRIBUTION PLAN

If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and if the annual addition for the limitation year would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in Section 5.2, adjustments to the contributions to this Plan and any other defined contribution plan shall be made in the following order: first, such excess shall be reduced by adjusting the employee contributions made by the Participant for the limitation year under all of the defined contribution plans and the income attributable thereto; next, the excess shall be reduced by adjusting the employer contributions made under any defined contribution plan other than the Plan; lastly, adjustments shall be made under this Plan.

Notwithstanding the above, in the event that any other defined contribution plan maintained by an Employer or a Related Company specifically provides that adjustments are to be made to the Plan prior to making adjustments to such other defined contribution plan, then the terms of such other defined contribution plan shall control with respect to the order of making such adjustments.

5.4         COVERAGE UNDER QUALIFIED DEFINED BENEFIT PLAN

If a Participant in the Plan is also covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or a Related Company, in no event shall the sum of the defined benefit plan fraction (as defined in Section 415(e)(2) of the Code) and the defined contribution plan fraction (as defined in Section 415(e)(3) of the Code) exceed 1.0 in any limitation year. If, before October 3, 1973, the Participant was an active participant in a qualified defined benefit plan maintained by an Employer or a Related Company and otherwise satisfies the requirements of Section 2004(d)(2) of ERISA, then for purposes of applying this Section, the defined benefit plan fraction shall not exceed 1.0. In the event the special limitation contained in this Section is exceeded, the benefits otherwise payable to the Participant under any such qualified defined benefit plan shall be reduced to the extent necessary to meet such limitation.

5.5         SCOPE OF LIMITATIONS

The limitations contained in Sections 5.2, 5.3, and 5.4 shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Section 415(k) of the Code.

                                   ARTICLE VI
                       TRUST FUNDS AND SEPARATE ACCOUNTS


6.1         GENERAL FUND

The Trustee shall establish a General Fund to hold and administer all of the assets of the Trust. The General Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in the General Fund shall be an undivided interest.

6.2         APPOINTMENT OF INVESTMENT MANAGERS

As provided in the Trust Agreement, one or more investment managers (as defined in Section 3(38) of ERISA) or another named fiduciary with respect to investment of assets of the Trust Fund may be appointed with respect to any portion of the General Fund.

6.3         INCOME ON TRUST

Any dividends, interest, distributions, or other income received by the Trustee with respect to the General Fund established hereunder shall be allocated by the Trustee to the General Fund.

6.4         SEPARATE ACCOUNTS

As of the first date a contribution is made by or on behalf of an Employee, there shall be established a Separate Account in his name reflecting his interest in the Trust. Each Separate Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Separate Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

                                  ARTICLE VII
                    DEPOSIT AND INVESTMENT OF CONTRIBUTIONS


7.1         DEPOSIT OF CONTRIBUTIONS

All Employer Contributions shall be deposited in the Trust and allocated to the General Fund. The Trustee shall invest the assets of the Trust in accordance with the terms of the Plan and the Trust Agreement.

                                  ARTICLE VIII
                    CREDITING AND VALUING SEPARATE ACCOUNTS


8.1         CREDITING SEPARATE ACCOUNTS

All contributions made under the provisions of the Plan shall be credited to Separate Accounts in the Trust Fund in accordance with procedures established by the Administrator as of the Valuation Date immediately preceding receipt thereof by the Trustee after adjustment of Separate Accounts has been completed as of such Valuation Date as provided in Section 8.3.

8.2         VALUING SEPARATE ACCOUNTS

Separate Accounts in the Trust Fund shall be valued on each Valuation Date, in accordance with procedures established by the Administrator in the manner set forth in Section 8.3 as Plan valuation procedures.

8.3         PLAN VALUATION PROCEDURES

As of each Valuation Date hereunder, the portion of any Separate Accounts in the Trust Fund shall be adjusted to reflect any increase or decrease in the value of the Trust Fund for the period of time occurring since the immediately preceding Valuation Date for the Trust Fund (the "valuation period") in the following manner:

(a) First, the value of the Trust Fund shall be determined by the Trustee by valuing all of the assets of the Trust Fund at fair market value.

(b) Next, the net increase or decrease in the value of the Trust Fund attributable to net income and all profits and losses, realized and unrealized, during the valuation period shall be determined on the basis of the valuation under paragraph (a) taking into account appropriate adjustments for contributions, transfers to and distributions, and transfers from such Trust Fund during the valuation period.

(c) Finally, the net increase or decrease in the value of the Trust Fund shall be allocated in equal shares among the Separate Accounts in the Trust Fund, and each Separate Account in the Trust Fund shall be credited or charged with the amount of its equal allocated share.

8.4         FINALITY OF DETERMINATIONS

The Trustee shall have exclusive responsibility for determining the value of the Trust Fund, and the Trustee's determinations thereof shall be conclusive upon all interested parties. Except as provided in the immediately preceding sentence, the Administrator shall have the exclusive responsibility for determining the balance of each Separate Account maintained hereunder, and the Administrator's determinations thereof shall be conclusive upon all interested parties.

8.5         NOTIFICATION

Within a reasonable period of time after the end of each Plan Year, the Administrator shall notify each Participant and Beneficiary of the balances of his Separate Account as of the last day of such Plan Year.

                                   ARTICLE IX
                 TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE


9.1         TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

A Participant's Settlement Date shall occur on the date his employment terminates with an Employer and all Related Companies because of death, retirement, or any other reason. Notwithstanding the above, with respect to any Participant that is a Disabled Employee, such Participant's Settlement Date shall occur on the date he ceases to receive long term disability benefits from his Employer and he does not return to employment with an Employer or any Related Company.

9.2         SEPARATE ACCOUNTING FOR NON-VESTED AMOUNTS

If as of a Participant's Settlement Date the Participant's vested interest in his Separate Account is less than 100 percent, that portion of his Separate Account that is not vested shall be accounted for separately from the vested portion and shall be disposed of as provided in Section 9.3.

9.3         DISPOSITION OF NON-VESTED AMOUNTS

That portion of a Participant's Separate Account that is not vested upon the occurrence of his Settlement Date shall be disposed of as follows:

(a) If the Participant has no vested interest in his Separate Account upon the occurrence of his Settlement Date or if the Participant receives full payment of his vested interest in his Separate Account, the non-vested balance remaining in the Participant's Separate Account will be forfeited and his Separate Account closed as of (i) the date on which the Participant's Settlement Date occurs, if the Participant has no vested interest in his Separate Account, or (ii) in which the full payment occurs, provided that such distribution occurs prior to the end of the second Plan Year beginning on or after the Participant's Settlement Date.

(b) If paragraph (a) does not apply, the non-vested portion of the Participant's Separate Account will continue to be held in such Separate Account and will not be forfeited until the end of the five-year period beginning on his Settlement Date.

Whenever the non-vested portion of a Participant's Separate Account is forfeited under the provisions of the Plan with respect to a Plan Year, the amount of such forfeiture, as of the last day of the Plan Year, shall be applied against the Employer

Contributions for the Plan Year. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year exceed the amount of Employer Contributions for the Plan Year, the excess amount of such forfeitures shall be treated as an Employer Contribution for the Plan Year.

9.4         RECREDITING OF FORFEITED AMOUNTS

A former Participant who forfeited the non-vested portion of his Separate Account in accordance with the provisions of Section 9.3 and who is reemployed by an Employer or a Related Company shall have such forfeited amounts recredited to a new Separate Account in his name, without adjustment for interim gains or losses experienced by the Trust, if:

(a) he returns to employment with an Employer or a Related Company before the end of the five-year period beginning on the later of his Settlement Date or the date he received distribution of his vested interest in his Separate Account;

(b) he resumes employment covered under the Plan before the end of the five-year period beginning on the date he is reemployed; and

(c) if he received distribution of his vested interest in his Separate Account, he repays to the Plan the full amount of such distribution before the end of the five-year period beginning on the date he is reemployed.

Funds needed in any Plan Year to recredit the Separate Account of a Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall come first from forfeitures that arise during such Plan Year, and then by way of a separate Employer Contribution, and shall finally be provided from Trust income earned in such Plan Year.

                                   ARTICLE X
                                 DISTRIBUTIONS


10.1        DISTRIBUTIONS

A Participant whose Settlement Date occurs shall receive distribution of his vested interest in his Separate Account in the form provided under Article XI beginning as soon as reasonably practicable following his Settlement Date or the date his application for distribution is filed with the Administrator, if later.

10.2        DISTRIBUTIONS TO BENEFICIARIES

If a Participant dies prior to the date distribution of his vested interest in his Separate Account begins under this Article, his Beneficiary shall receive distribution of the Participant's vested interest in his Separate Account in the form provided under Article XI as soon as reasonably practicable following the date his application for distribution is filed with the Administrator. Distribution of the Participant's entire vested interest shall commence no later than:

(a) If the Beneficiary is not the Participant's spouse, the end of the first calendar year beginning after the Participant's death; or

(b) If the Beneficiary is the Participant's spouse, the later of (i) the end of the first calendar year beginning after the Participant's death or (ii) the end of the calendar year in which the Participant would have attained age 70 1/2.

If distribution is to be made to a Participant's spouse, it shall be made available within the 90-day period following the Participant's death.

10.3        CASH OUTS AND PARTICIPANT CONSENT

Notwithstanding any other provision of the Plan to the contrary, if a Participant's vested interest in his Separate Account does not exceed $3,500, distribution of such vested interest shall be made to the Participant in a single sum payment as soon as reasonably practicable following his Settlement Date. If a Participant's vested interest in the separate account is $0, he shall be deemed to have received distribution of such vested interest as of his Settlement Date. If a Participant's vested interest in his Separate Account exceeds $3,500, distribution shall not commence to such Participant prior to his Normal Retirement Date without the Participant's written consent.

10.4        REQUIRED COMMENCEMENT OF DISTRIBUTION

Notwithstanding any other provision of the Plan to the contrary, distribution of a Participant's vested interest in his Separate Account shall commence to the Participant no later than the earlier of:

(a) 60 days after the close of the Plan Year in which (i) the Participant's Normal Retirement Date occurs, (ii) the tenth anniversary of the year in which he commenced participation in the Plan occurs, or (iii) the termination of his employment with an Employer and all Related Companies occurs, whichever is latest; or

(b) the April 1 following the close of the calendar year in which he attains age 70 1/2, whether or not the termination of his employment with an Employer and all Related Companies has occurred, except that if a Participant attained age 70 1/2 prior to January 1, 1988, and was not a five percent owner (as defined in Section 416 of the Code) at any time during the five-Plan-Year period ending within the calendar year in which he attained age 70 1/2, distribution of such Participant's vested interest in his Separate Account shall commence no later than the April 1 following the close of the calendar year in which he attains age 70 1/2 or retires, whichever is later.

Distributions required to commence under this Section shall be made in the form provided under Article XI and in accordance with Section 401(a)(9) of the Code and regulations issued thereunder, including the minimum distribution incidental benefit requirements.

10.5        REEMPLOYMENT OF A PARTICIPANT

If a Participant whose Settlement Date has occurred is reemployed by an Employer or a Related Company, he shall lose his right to any distribution or further distributions from the Trust arising from his prior Settlement Date and his interest in the Trust shall thereafter be treated in the same manner as that of any other Participant whose Settlement Date has not occurred.

10.6        RESTRICTIONS ON ALIENATION

Except as provided in Section 401(a)(13) of the Code relating to qualified domestic relations orders, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

10.7        FACILITY OF PAYMENT

If the Administrator finds that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Administrator, be paid to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Administrator. Any such payment shall be charged to the Separate Account from which any such payment would otherwise have been paid to the individual found incapable of attending to his financial affairs and shall be a complete discharge of any liability therefor under the Plan.

10.8        INABILITY TO LOCATE PAYEE

If any benefit becomes payable to any person, or to the executor or administrator of any deceased person, and if that person or his executor or administrator does not present himself to the Administrator within five years after the Administrator mails written notice of his eligibility to receive a distribution hereunder to his last known address, that benefit will be forfeited. However, if the payee later files a claim for that benefit, the benefit will be reinstated.

                                   ARTICLE XI
                                FORM OF PAYMENT


11.1        FORM OF PAYMENT

Distribution shall be made to a Participant, or his Beneficiary, if the Participant has died, in a single sum payment.

                                  ARTICLE XII
                                 BENEFICIARIES


12.1        DESIGNATION OF BENEFICIARY

A married Participant's Beneficiary shall be his spouse, unless the Participant designates a person or persons other than his spouse as Beneficiary with his spouse's written consent. A Participant may designate a Beneficiary on the form prescribed by the Administrator. If no Beneficiary has been designated pursuant to the provisions of this Section, or if no Beneficiary survives the Participant and he has no surviving spouse, then the Beneficiary under the Plan shall be the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if no other Beneficiary has been designated to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution.

12.2        SPOUSAL CONSENT REQUIREMENTS

Any written spousal consent given pursuant to this Article shall acknowledge the effect of the action taken and shall be witnessed by a Plan representative or a notary public. Such spousal consent shall be valid only with respect to the spouse who signs the consent. Notwithstanding any other provision of the Plan to the contrary, written spousal consent shall not be required if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder.

                                  ARTICLE XIII
                                 ADMINISTRATION


13.1        AUTHORITY OF THE COMMITTEE

The Committee, which shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall be responsible for the administration of the Plan and, subject to the limitations set forth in Section 13.5, in addition to the powers and authorities expressly conferred upon it in the Plan, shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the power and authority to interpret and construe the provisions of the Plan, to make benefit determinations, and to resolve any disputes which arise under the Plan. The Committee may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist in carrying out its duties hereunder. The Committee and each member thereof shall be "named fiduciaries" as that term is defined in Section 402(a)(2) of ERISA. Members of the Committee shall serve without compensation. The Committee may:

(a) allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan, which are retained by it or granted to it by this Article, to the Trustee; and

(b) designate a person or persons other than the Committee to carry out any of such powers, authority, or responsibilities;

except that no power, authority, or responsibility of the Trustee shall be subject to the provisions of paragraph (b) of this Section, and except that no allocation or delegation by the Committee of any of its powers, authority, or responsibilities to the Trustee shall become effective unless such allocation or delegation shall first be accepted by the Trustee in a writing signed by it and delivered to the Committee.

13.2        ACTION OF THE COMMITTEE

Any act authorized, permitted, or required to be taken under the Plan by the Committee and which has not been delegated in accordance with Section 13.1, may be taken by a majority of the members of the Committee, either by vote at a meeting, or in writing without a meeting. All notices, advice, directions, certifications, approvals, and instructions required or authorized to be given by the Committee as under the Plan shall be in writing and signed by a majority of the members of the Committee or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf.

13.3        CLAIMS REVIEW PROCEDURE

Whenever a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant") is denied, whether in whole or in part, the Committee shall transmit a written notice of such decision to the Claimant, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of the specific reasons for the denial of the claim and a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Committee a written request therefor, which request shall contain the following information:

(a) the date on which the Claimant's request was filed with the Committee; provided, however, that the date on which the Claimant's request for review was in fact filed with the Committee shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

(b) the specific portions of the denial of his claim which the Claimant requests the Committee to review;

(c) a statement by the Claimant setting forth the basis upon which he believes the Sponsor should reverse the previous denial of his claim for benefits and accept his claim as made; and

(d) any written material (offered as exhibits) which the Claimant desires the Committee to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.

Within 60 days of the date determined pursuant to paragraph (a) of this Section, the Committee shall conduct a full and fair review of the decision denying the Claimant's claim for benefits. Within 60 days of the date of such review, the Committee shall render its written decision on review, written in a manner calculated to be understood by the Claimant, specifying the reasons and Plan provisions upon which its decision was based.

13.4        QUALIFIED DOMESTIC RELATIONS ORDERS

The Committee shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder.

13.5        RESPONSIBILITIES OF THE SPONSOR, THE COMMITTEE, AND THE TRUSTEE

The Sponsor, the Committee, and the Trustee possess certain specified powers, duties, responsibilities and obligations under the Plan and the Trust Agreement. It is intended under the Plan and the Trust Agreement that each be responsible solely for the proper exercise of its own functions and that each shall not be responsible for any act or failure to act of another, unless otherwise responsible as a breach of its fiduciary duty or for breach of duty by another fiduciary under the rules of co-fiduciary responsibility. In general:

(a) the Sponsor is responsible for appointing and removing the Committee and for amending and terminating the Plan and the Trust Agreement;

(b) the Committee is responsible for administering the Plan, for adopting such rules and regulations as in the opinion of the Committee are necessary or advisable to implement and administer the Plan and to transact its business, for approving and amending the Trust Agreement, and for appointing and removing the Trustee; and

(c) the Trustee is responsible for the management and control of the Plan assets to the extent provided in the Trust Agreement.

The Committee shall periodically review the performance of the Trustee and of all other persons to whom fiduciary duties have been delegated or allocated pursuant to the provisions of the Plan.

13.6        INDEMNIFICATION

The Sponsor agrees to indemnify and reimburse, to the fullest extent permitted by law, members of the Committee and Employees acting for the Sponsor, and all such former members and Employees, for any and all expenses, liabilities, or losses arising out of any act or omission relating to the rendition of services for the management and administration of the Plan, except for any such expenses, liabilities or losses arising out of any such person's gross negligence or willful misconduct.

13.7        ACTIONS BINDING

Subject to the provisions of Section 13.3, any action taken by the Committee which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers, the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Employers or the Trustee.

                                  ARTICLE XIV
                           AMENDMENT AND TERMINATION


14.1        AMENDMENT

Subject to the provisions of Section 14.2 and Section 14.3, the Sponsor may at any time and from time to time, pursuant to authorization by its board of directors, amend the Plan, either prospectively or retroactively. Any such amendment shall be by written instrument executed by an officer of the Sponsor. Subject to the provisions of Section 14.2 and Section 14.3 any resolution of the Sponsor's board of directors may provide that one or more appropriate officers of the Sponsor shall have the power to amend the Plan in such respects, to such extent, within such parameters, and for so long as authorized by the board in such resolution (and not rescinded or modified by a subsequent resolution of the board). Notwithstanding the foregoing provisions of this paragraph, one or more appropriate officers of the Sponsor shall have the power to amend the Plan for any of the following purposes: (i) to make any amendments to the Plan necessary or appropriate in order to retain the qualification of the Plan and exemption of the Trust under Sections 401(a) and 501(a), respectively, of the Code; (ii) to make any technical, administrative, or clerical amendments to the Plan as such officer or officers in their discretion deem necessary or appropriate; or (iii) to make any change to the Plan that will not substantially increase the cost to the Sponsor of maintaining the Plan.

14.2        LIMITATION ON AMENDMENT

The Sponsor shall make no amendment to the Plan which shall decrease the accrued benefit of any Participant or Beneficiary, except that nothing contained herein shall restrict the right to amend the provisions of the Plan relating to the administration of the Plan and Trust. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust to revert to an Employer or any Related Company or be used or be diverted to purposes other than the exclusive benefit of Participants and Beneficiaries.

14.3        LIMITATION ON AMENDMENT FOLLOWING A CHANGE OF CONTROL

Notwithstanding any other provisions of this Plan, for a period of three years following a Change of Control of the Sponsor (as defined in Section 14.5 hereof), neither Section 4.9 nor any other provision of this Plan may be amended (except as may be required by law) in any manner which would adversely affect the rate at which Separate Accounts vest hereunder. Notwithstanding any other provisions of this Section 14.3, the foregoing provisions of this paragraph may not be amended during the three-year period commencing upon a Change in Control of the Sponsor.

14.4        TERMINATION

The Sponsor reserves the right, by action of its board of directors, to terminate the Plan as to all Employers at any time (the effective date of such termination being hereinafter referred to as the "termination date"). Upon any such termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

(a) As of the termination date, the General Fund shall be valued and all Separate Accounts shall be adjusted in the manner provided in
            Article VIII, with any unallocated contributions or forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. The termination date shall become a Valuation Date for purposes of Article VIII. In determining the net worth of the Trust, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

(b) All Separate Accounts shall then be disposed of to or for the benefit of each Participant or Beneficiary in accordance with the provisions of Article X as if the termination date were his Settlement Date; provided, however, that notwithstanding the provisions of Article X, if the Plan does not offer an annuity option and if neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's written consent to the commencement of distribution shall not be required regardless of the value of the vested portions of his Separate Account.

Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination, the vested interest of each Participant and Beneficiary in his Separate Account shall be 100 percent; and, if there is a partial termination of the Plan, the vested interest of each Participant and Beneficiary who is affected by the partial termination in his Separate Account shall be 100 percent. For purposes of the preceding sentence only, the Plan shall be deemed to terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers.

14.5        DEFINITION OF CHANGE IN CONTROL

For purposes hereof, a "Change in Control of the Sponsor" shall occur if (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than Richard H. Grant, Jr., his children or his grandchildren, the Sponsor, any trustee or other fiduciary holding securities under an Employee benefit plan of the Sponsor, or any company owned, directly or indirectly, by the shareholders of the Sponsor in substantially the same proportions as their ownership of stock of the Sponsor), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Sponsor representing 50% or more of the combined voting power of the Sponsor's then outstanding securities; (b) during any period of two consecutive years (not including any periods prior to the execution of this Plan), individuals who at the beginning of such period constitute the Sponsor's Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Sponsor to effect a transaction described in clause (a), (c) or (d) of this Section) whose election by the Sponsor's Board of Directors or nomination for election by the Sponsor's shareholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; (c) the shareholders of the Sponsor approve a merger or consolidation of the Sponsor with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Sponsor or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Sponsor (or similar transaction) in which no "person" (as hereinafter defined) acquires more than 50% of the combined voting power of the Sponsor's then outstanding securities; or (d) the shareholders of the Sponsor approve a plan of liquidation, dissolution or winding up of the Sponsor or an agreement for the sale or disposition by the Sponsor of all or substantially all of the Sponsor's assets; provided, however, that none of the transactions described in clauses (a) - (d), above, shall constitute a change in control if such transaction is arranged by, or consummated with the prior approval of, the Sponsor's Board of Directors. The foregoing provisions of this paragraph may not be amended during the three year period commencing upon a Change in Control.

14.6        REORGANIZATION

The merger, consolidation, or liquidation of any Employer with or into any other Employer or a Related Company shall not constitute a termination of the Plan as to such Employer.

14.7        WITHDRAWAL OF AN EMPLOYER

An Employer other than the Sponsor, with the consent of the Sponsor, may withdraw from the Plan at any time upon notice in writing to the Administrator (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event it ceases to be a Related Company of the Sponsor or any other Employer.

                                   ARTICLE XV
                           ADOPTION BY OTHER ENTITIES


15.1        ADOPTION BY RELATED COMPANIES

A Related Company that is not an Employer may, with the consent of the Sponsor, adopt the Plan with respect to the entire Related Company or any plant, division, or other business operation of the Related Company and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed pursuant to the authority of its board of directors. Any such instrument shall specify the effective date of the adoption and the plant, division, or other business operation for which coverage is adopted, if appropriate. For purposes of computing Vesting Service of a person who is an Employee of such adopting Employer, unless an earlier date is specified in the adoption instrument, service with such Employer before the effective date of the adoption shall be treated as service covered under the Plan only for the period beginning on the later of (i) October 1, 1993, or (ii) the date on which such Employer first became a Related Company, and ending on the date immediately preceding the effective date of the adoption.

15.2        EXTENSION OF COVERAGE

An Employer may, with the consent of the Sponsor, extend Plan coverage to any plant, division, or other business operation that is not already covered under the Plan by causing an appropriate written instrument evidencing such extension to be executed pursuant to the authority of its board of directors. Any such instrument shall specify the effective date of the extension and the plant, division, or other business operation to which coverage is extended. For purposes of computing Hours of Service, Eligibility Service, and Vesting Service of a person who is an Employee of the Employer on the effective date of the extension, unless an earlier date is specified in the instrument evidencing such extension, employment with the Employer before the effective date of the extension shall be treated as employment with an Employer only for the period beginning on the later of (i) October 1, 1993, or (ii) the date on which such Employer first become a Related Company, and ending on the date immediately preceding the effective date of the extension.

15.3        EFFECTIVE PLAN PROVISIONS

An Employer who adopts the Plan shall be bound by the provisions of the Plan in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan.

                                  ARTICLE XVI
                            MISCELLANEOUS PROVISIONS


16.1        NO COMMITMENT AS TO EMPLOYMENT

Nothing contained herein shall be construed as a commitment or agreement upon the part of any person to continue his employment with an Employer or Related Company, or as a commitment on the part of any Employer or Related Company to continue the employment, compensation, or benefits of any person for any period.

16.2        BENEFITS

Nothing in the Plan nor the Trust Agreement shall be construed to confer any right or claim upon any person, firm, or corporation other than the Employers, the Trustee, Participants, and Beneficiaries.

16.3        NO GUARANTEES

The Employers, the Administrator, and the Trustee do not guarantee the Trust from loss or depreciation, nor do they guarantee the payment of any amount which may become due to any person hereunder.

16.4        EXPENSES

The expenses of administration of the Plan, including the expenses of the Administrator and fees of the Trustee, shall be paid from the Trust, unless the Sponsor or an Employer elects to make payment. Notwithstanding the foregoing, administrative expenses that are allocable to the Separate Account of a specific Participant shall be paid from that Separate Account, unless the Sponsor or an Employer elects to make payment.

16.5        PRECEDENT

Except as otherwise specifically provided, no action taken in accordance with the Plan shall be construed or relied upon as a precedent for similar action under similar circumstances.

16.6        DUTY TO FURNISH INFORMATION

The Employers, the Administrator, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties hereunder or otherwise imposed by law.

16.7        WITHHOLDING

The Trustee shall withhold any tax which by any present or future law is required to be withheld, and which the Administrator notifies the Trustee in writing is to be so withheld, from any payment to any Participant or Beneficiary hereunder.

16.8        MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

16.9        BACK PAY AWARDS

The provisions of this Section shall apply only to an Employee or former Employee who becomes entitled to back pay by an award or agreement of an Employer without regard to mitigation of damages. If a person to whom this Section applies would have been eligible to participate in the allocation of Employer Contributions for any prior Plan Year in accordance with the provisions of Article IV after such back pay award or agreement has been effected, but did not participate in the allocation for such Plan Year, his Employer shall make a contribution for the Plan Year in which the back pay award or agreement is made, in addition to any other Employer Contribution for such Plan Year, equal to the amount that would have been allocated to such Participant's Separate Account under Article IV for each such prior Plan Year. The amounts of such additional contributions shall be credited to the Separate Account of such Participant. Any additional contributions made by such Participant and by an Employer pursuant to this Section shall be made in accordance with, and subject to the limitations of the applicable provisions of Articles IV and V.

16.10       CONDITION ON EMPLOYER CONTRIBUTIONS

Notwithstanding anything to the contrary contained in the Plan or the Trust Agreement, any contribution of an Employer hereunder is conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, the exempt status of the Trust under Section 501(a) of the Code, and the deductibility of the contribution under Section 404 of the Code. Except as otherwise provided in this Section and Section 16.11, however, in no event shall any portion of the property of the Trust ever revert to or otherwise inure to the benefit of an Employer or any Related Company.

16.11       RETURN OF CONTRIBUTIONS TO AN EMPLOYER

Notwithstanding any other provision of the Plan or the Trust Agreement to the contrary, in the event any contribution of an Employer made hereunder:

(a)         is made under a mistake of fact, or

(b)         is disallowed as a deduction under Section 404 of the Code,

such contribution may be returned to the Employer within one year after the payment of the contribution or the disallowance of the deduction to the extent disallowed, whichever is applicable. In the event the Plan does not initially qualify under Section 401(a) of the Code, any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under Section 403(c)(2)(B) of ERISA.

16.12       VALIDITY OF PLAN

The validity of the Plan shall be determined and the Plan shall be construed and interpreted in accordance with the laws of the State of Ohio, except as preempted by applicable Federal law. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

16.13       TRUST AGREEMENT

The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

16.14       PARTIES BOUND

The Plan shall be binding upon the Employers, all Participants and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

16.15       APPLICATION OF CERTAIN PLAN PROVISIONS

For purposes of the general administrative provisions and limitations of the Plan, a Participant's Beneficiary shall be treated as any other person entitled to receive benefits under the Plan. Upon any termination of the Plan, any such Beneficiary who has an interest under the Plan at the time of such termination, which does not cease by reason thereof, shall be deemed to be a Participant for all purposes of the Plan.

16.16       LEASED EMPLOYEES

Any leased employee, other than an excludable leased employee, shall be treated as an Employee for all purposes of the Plan with respect to the provisions of Sections 401(a)(3), (4), (7), and (16), and 408(k), 410, 411, 415, and 416 of
the Code; provided, however, that no leased employee shall accrue a benefit hereunder based on service as a leased employee except as otherwise specifically provided in the Plan. A "leased employee" means any person who performs services for an Employer or a Related Company (the "recipient") (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are of a type historically performed, in the business field of the recipient, by employees. An "excludable leased employee" means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

16.17       TRANSFERRED FUNDS

If funds from another qualified plan are transferred or merged into the Plan, such funds shall be held and administered in accordance with any restrictions applicable to them under such other plan to the extent required by law and shall be accounted for separately to the extent necessary to accomplish the foregoing.

                                  ARTICLE XVII
                              TOP-HEAVY PROVISIONS


17.1        DEFINITIONS

For purposes of this Article, the following terms have the following meanings:

(a)         The "compensation" of an Employee means compensation as defined in
            Section 415 of the Code and regulations issued thereunder. In no event, however, shall the compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and
            Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months. In determining the compensation, for purposes of applying the annual compensation limitation described above, of a Participant who is a five-percent owner or one of the ten Highly Compensated Employees receiving the greatest compensation for the Plan Year, the compensation of the Participant's spouse and of his lineal descendants who have not attained age 19 as of the close of the Plan Year shall be included as compensation of the Participant for the Plan Year. If as a result of applying the family aggregation rule described in the preceding sentence the annual compensation limitation would be exceeded, the limitation shall be prorated among the affected family members in proportion to each member's compensation as determined prior to application of the family aggregation rules.

(b) The "determination date" with respect to any Plan Year means the last day of the preceding Plan Year, except that the determination date with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

(c) A "key Employee" means any Employee or former Employee who is a key Employee pursuant to the provisions of Section 416(i)(1) of the Code and any Beneficiary of such Employee or former Employee.

(d)         A "non-key Employee" means any Employee who is not a key Employee.

(e) A "permissive aggregation group" means those plans included in each Employer's required aggregation group together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

(f) A "required aggregation group" means the group of tax-qualified plans maintained by an Employer or a Related Company consisting of each plan in which a key Employee participates and each other plan that enables a plan in which a key Employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code, including any plan that terminated within the five-year period ending on the relevant determination date.

(g) A "super top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in paragraph (i) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition.

(h) A "super top-heavy plan" with respect to a particular Plan Year means a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in paragraph (j) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in the definition. A plan is also a "super top-heavy plan" if it is part of a super top-heavy group.

(i) A "top-heavy group" with respect to a particular Plan Year means a required or permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key Employees under all defined benefit plans included in such group and the aggregate of the account balances of key Employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all Employees covered by the plans included in such group.

(j)         A "top-heavy plan" with respect to a particular Plan Year means
            (i), in the case of a defined contribution plan

            (including any simplified Employee pension plan), a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) of key Employees exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the determination date, (ii), in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits payable under the plan (within the meaning of Section 416(g) of the Code and the regulations and rulings thereunder) to key Employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all Employees, with the present value of accrued benefits to be determined under the accrual method uniformly used under all plans maintained by an Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code and including the present value of any part of any accrued benefits distributed in the five-year period ending on the determination date, and (iii) any plan (including any simplified Employee pension plan) included in a required aggregation group that is a top-heavy group. For purposes of this paragraph, the accounts and accrued benefits of any Employee who has not performed services for an Employer or a Related Company during the five-year period ending on the determination date shall be disregarded. For purposes of this paragraph, the present value of cumulative accrued benefits under a defined benefit plan for purposes of top-heavy determinations shall be calculated using the actuarial assumptions otherwise employed under such plan, except that the same actuarial assumptions shall be used for all plans within a required or permissive aggregation group. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group that is not a top-heavy group, such plan shall not be a top-heavy plan.

(k) The "valuation date" with respect to any determination date means the most recent Valuation Date occurring within the 12-month period ending on the determination date.

17.2        APPLICABILITY

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article shall be applicable during any Plan Year in which the Plan is determined to be a top-heavy plan as hereinafter defined. If the Plan is determined to be a top-heavy plan and upon a subsequent determination date is determined no longer to be a top-heavy plan, the vesting provisions of Article IV shall again become applicable as of such subsequent determination date; provided, however, that if the prior vesting provisions do again become applicable, any Employee with three or more years of Vesting Service may elect in accordance with the provisions of Article IV, to continue to have his vested interest in his Separate Account determined in accordance with the vesting schedule specified in Section 17.5.

17.3        MINIMUM EMPLOYER CONTRIBUTION

If the Plan is determined to be a top-heavy plan, the Employer Contributions and forfeitures allocated to the Separate Account of each non-key Employee who is an Eligible Employee and who is employed by an Employer or a Related Company on the last day of such top-heavy Plan Year shall be no less than the lesser of
(i) three percent of his compensation or (ii) the largest percentage of compensation that is allocated as an Employer Contribution for such Plan Year to the Separate Account of any key Employee; except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of Section 401(a)(4) or 410 of the Code, the minimum allocation of Employer Contributions and forfeitures to each such non-key Employee shall be three percent of the compensation of such non-key Employee. Any minimum allocation to a non-key Employee required by this Section shall be made without regard to any social security contribution made on behalf of the non-key Employee, his number of hours of service, his level of compensation, or whether he declined to make elective or mandatory contributions. Notwithstanding the minimum top-heavy allocation requirements of this Section, if the Plan is a top-heavy plan, each non-key Employee who is an Eligible Employee and who is employed by an Employer or a Related Company on the last day of a top-heavy Plan Year and who is also covered under any other top-heavy plan or plans of an Employer will receive the top-heavy benefits provided under such other plan in lieu of the minimum top-heavy allocation under the Plan.

17.4        ADJUSTMENTS TO SECTION 415 LIMITATIONS

If the Plan is determined to be a top-heavy plan and an Employer maintains a defined benefit plan covering some or all of the Employees that are covered by the Plan, the defined benefit plan fraction and the defined contribution plan fraction, described in Article V, shall be determined as provided in Section 415 of the Code by substituting "1.0" for "1.25" each place where "1.25" appears.

17.5        ACCELERATED VESTING

If the Plan is determined to be a top-heavy plan, a Participant's vested interest in his Separate Account shall be determined no less rapidly than in accordance with the following vesting schedule:

         Years of Vesting Service                                   Vested Interest
         ------------------------                                   ---------------
              less than 3                                                       0%
              3 or more                                                       100%

                                 ARTICLE XVIII
                                   ROLLOVERS


18.1          ROLLOVER REQUIREMENTS

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Addendum, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

18.2          DEFINITIONS

(a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
              Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

(b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE XIX
                                 EFFECTIVE DATE


19.1        EFFECTIVE DATE

The Plan is effective beginning as of October 1, 1993.


                        *               *              *

                        EXECUTED AT ______________________________________,
________________________, this _________ day of ________________, 19__.

                                           THE REYNOLDS AND REYNOLDS COMPANY


                                           By: _________________________________
                                               Title: